UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2007

BNSF Railway Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6324	41-6034000
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 Lou Menk Drive

Fort Worth, Texas 76131

(Address of principal executive offices) (Zip Code)

(800) 795-2673

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events

This Current Report on Form 8-K revises portions of the Annual Report on Form 10-K for the year ended December 31, 2006 of BNSF Railway Company (“BNSF Railway”) (the “2006 Form 10-K”) to reflect the adoption of Financial Accounting Standards Board (FASB) Staff Position (FSP) AUG AIR-1, Accounting for Planned Major Maintenance Activities, which BNSF Railway adopted on January 1, 2007. Upon adoption, BNSF Railway was required to retrospectively apply the provisions for all financial statements presented. Under the previous guidance, four alternative methods of accounting for planned major maintenance activities were permitted. However, with the issuance of this FSP, the accrue-in-advance method of accounting for planned major maintenance activities was no longer allowed. Until the adoption of this FSP, BNSF Railway used the accrue-in-advance method of accounting for leased locomotive overhauls, which overhauls include the refurbishment of the engine and related components. Beginning on January 1, 2007, BNSF Railway transitioned to the deferral method. Correspondingly, BNSF Railway eliminated the liability recorded under the accrue-in-advance methodology and established an asset for overhauls that have been performed. Prospectively, the asset will be amortized to expense until the next overhaul or the end of the lease, whichever comes first, typically between six and eight years. In addition, the Company has revised certain classifications in the Consolidated Statements of Cash Flows. The exhibits included under Item 9.01 of this Current Report on Form 8-K revise the following sections of the 2006 Form 10-K to reflect the retrospective application of this FSP:

•	Exhibit 12.1, Computation of Ratio of Earnings to Fixed Charges

•	Part II, Item 7, Management’s Narrative Analysis of Results of Operations

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Part II, Item 8, Financial Statements and Supplementary Data (see the explanatory note of the description of the changes in the Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, Consolidated Statements of Changes in Stockholder’s Equity and Notes to Consolidated Financial Statements on page 12 of Exhibit 99.1 to this Current Report on Form 8-K).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

See Exhibits index included herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNSF RAILWAY COMPANY

By:	/s/ Thomas N. Hund
Thomas N. Hund
Executive Vice President and Chief Financial Officer (On behalf of the Registrant and as principal financial officer)

Date: May 25, 2007

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BNSF RAILWAY COMPANY

INDEX OF EXHIBITS

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges

99.1

Revisions to BNSF Railway Company 2006 Annual Report on Form 10-K:

    Part II, Item 7, Management’s Narrative Analysis of Results of Operations

    Part II, Item 8, Financial Statements and Supplementary Data

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